UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2010

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information

On June 4, 2010, Dune Energy, Inc. (“we” or the “Company”) announced that the requisite quorum of stockholders was not present in person or by proxy at its June 2, 2010 Annual Meeting of Stockholders (the “Meeting”). Accordingly, pursuant to the Company’s by-laws and applicable Delaware law, the Meeting has been adjourned until Friday, June 18, 2010 at the Company’s offices located at Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002, commencing at 1:00 p.m. Central Time.

The record date of April 2, 2010 and the agenda will remain unchanged for the adjourned Meeting. A copy of the Company’s press release of June 4, 2010 is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document

Exhibit 99.1	Press release dated June 4, 2010, announcing adjournment of 2010 annual stockholders meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2010	DUNE ENERGY, INC.

	By:	/S/ JAMES A. WATT
	Name:	James A. Watt
	Title:	Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 99.1	Press release dated June 4, 2010, announcing adjournment of 2010 annual stockholders meeting